EXHIBIT 23

Bedinger & Company
1850 Mt. Diablo, Blvd., Suite 610
Walnut Creek, California


April 15, 2002


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to use in this form 10-KSB of our report dated March 26, 2002 relating to the financial statements of Grand Prix Sports, Inc. for the year ended and period ended December 31, 2001 and 2000 respectively.



                     /s/ Bedinger & Company
                     ----------------------
                     Bedinger & Company
                     Certified Public Accounts
                     Walnut Creek, California